AXS Income Opportunities Fund

Class A Shares: OIOAX

Class D Shares: OIODX

Class I Shares: OIOIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 23, 2024 to the Summary Prospectus dated January 31, 2024.

Important Notice Regarding Class A Shares

Upon the recommendation of AXS Investments LLC (the “Advisor”), the investment advisor to the AXS Income Opportunities Fund (the “Fund”), the Board of Trustees of the Trust has approved the conversion of the Fund’s Class A Shares into Class I Shares and the subsequent termination of the Fund’s Class A Shares. As a result, effective immediately, the Class A Shares of the Fund are closed to all new investment. The Fund’s Class A Shares will be converted into Class I Shares and subsequently terminated on or about January 10, 2025 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Class A Shares in the Prospectus and SAI will be deleted in their entirety. Shareholders converted into Class I Shares will not be subject to any applicable short-term redemption fee. Class I Shares of the Fund have a similar fee structure as the Class A Shares, except that the Class I Shares are not subject to a Rule 12b-1 distribution fee.

Please file this Supplement with your records.